UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2008

LAWSON PRODUCTS, INC..
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1666 E. Touhy Avenue, Des Plaines, Illinois		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(847) 827-9666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 10, 2008, Lawson Products, Inc. (the "Company") announced that it had entered into a First Amended and Restated Credit Agreement (the "Credit Facility") with Bank of America, N.A. The Credit Facility amends and restates the credit facility entered into by the Company and certain of its subsidiaries on March 27, 2001.

The Credit Facility provides for a total commitment of $75 million in the form of revolving loans and letters of credit and matures on November 7, 2011. The interest rate for Credit Facility will initially bear interest at either LIBOR plus 0.625% or the prime rate minus 1.000%, as elected by the Borrowers. The interest rate will be adjusted following the Closing Date based on the Company’s ratio of consolidated total debt to EBITDA calculated on the basis of the Company’s most recent annual or quarterly financial statements. Except for a pledge of 65% of the capital stock of the Company’s subsidiary, Lawson Products, Inc. (Ontario) ("Lawson Canada") and a lien against any intercompany loan by a Borrower to Lawson Canada, the Borrowers’ obligations under the Credit Facility are unsecured. Each Borrower has agreed that it shall not place any lien on its accounts receivable and inventory.

The Credit Facility contains customary representations, warranties, covenants and events of default. The Credit Facility also contains certain financial covenants, including but not limited to leverage and coverage ratios and minimum shareholder equity requirements, to be calculated on a quarterly basis.

A copy of the Credit Facility is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 10.1. The foregoing description of the Credit Facility is qualified in its entirety by reference to the full text of the Credit Facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8−K with respect to the Credit Facility is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Amended and Restated Credit Agreement dated as of November 7, 2008.

99.1 Press Release dated November 10, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC..

November 10, 2008	By:	F. Terrence Blanchard

Name: F. Terrence Blanchard
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	and Restated Credit Agreement dated as of November 7, 2008.
99.1	Press Release dated November 10, 2008